T. Rowe Price Summit Funds, Inc.

T. Rowe Price Summit GNMA Fund

Supplement to prospectus dated March 1, 2007

This updates the Summit GNMA Fund`s prospectus dated March 1, 2007. Table 2 on page 6 of the prospectus is amended as follows to include the average annual total returns for the fund`s new benchmark, the Lehman Brothers U.S. GNMA Index.

Table 2  Average Annual Total Returns
	Periods ended December 31, 2006
	1 year	5 years	10 years
GNMA Fund
Returns before taxes	4.11	4.33	5.66
Returns after taxes on distributions	4.11	2.96	3.65
Returns after taxes on distributions and sale of fund shares	4.42	3.03	3.66
Lehman Brothers U.S. GNMA Indexa	4.61	4.72	6.10
Citigroup GNMA Index	4.52	4.81	6.14
Lipper GNMA Funds Average	3.72	3.91	5.20

Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

Money funds are not required to show after-tax returns.

aThe Lehman Brothers U.S. GNMA Index was chosen as the fund`s new benchmark because it is a well-recognized and widely used benchmark.

Lehman Brothers U.S. GNMA Index is an index that tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Citigroup GNMA Index is a market capitalization weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

The date of the above supplement is November 13, 2007.

C09-041 11/13/07